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Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

        I, Keith A. Tucker, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial, Inc. (the "Company") hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350 (the "Act"), that:

        1.     The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") dated May 15, 2003 and filed with the United States Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 15, 2003

/s/ KEITH A. TUCKER Keith A. Tucker Chairman and Chief Executive Officer

        The foregoing Certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise.

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CERTIFICATION OF CHIEF EXECUTIVE OFFICER